ING Life Insurance and Annuity Company
and its
Variable Annuity Account C

ING Map Plus NPSM

Supplement dated June 14, 2010 to the Contract Prospectus and
Contract Prospectus Summary, each dated April 30, 2010, as amended

The following information in this Supplement updates and amends certain information contained in your variable annuity Contract Prospectus and Contract Prospectus Summary. Please read it carefully and keep it with your current variable annuity Contract Prospectus and Contract Prospectus Summary for
future reference.

1.	Effective June 1, 2010, the name of the subadviser for ING Van Kampen Comstock Portfolio and ING Van Kampen Growth and Income Portfolio changed from Morgan Stanley Investment Management, Inc. (d/b/a Van Kampen) to Invesco Advisers, Inc.
2.	Effective June 1, 2010, the information for the funds referenced above appearing in the Contract Prospectus under Appendix IV–Fund Descriptions, and in the Contract Prospectus Summary under Appendix V–Availability of Certain Funds is hereby deleted and replaced with the following:

Fund Name and
Investment Adviser/Subadviser	Investment Objective(s)
ING Partners, Inc. – ING Van Kampen Comstock	Seeks capital growth and income.
Portfolio
Investment Adviser: Directed Services LLC
Subadviser: Invesco Advisers, Inc.
ING Investors Trust – ING Van Kampen Growth	Seeks long-term growth of capital and income.
and Income Portfolio
Investment Adviser: Directed Services LLC
Subadviser: Invesco Advisers, Inc.

Insurance products, annuities and retirement plan funding issued by (third party administrative services may also be provided
by) ING Life Insurance and Annuity Company. Securities are distributed by ING Financial Advisers, LLC (member SIPC), One
Orange Way, Windsor, CT 06095. Securities may also be distributed through other broker-dealers with which ING Financial
Advisers, LLC has selling agreements.

X.109860-10D	June 2010